Exhibit 99.1

Hunt Companies Finance Trust Reports Third Quarter 2018 Financial Results

NEW YORK, Nov. 14, 2018 /PRNewswire/ -- Hunt Companies Finance Trust, Inc. (NYSE: HCFT) ("we", "HCFT" or "the Company") today announced its financial results for the third quarter ended September 30, 2018. For the third quarter, the Company reported GAAP net income attributable to common shareholders of $3.5 million, or $0.15 per share, a comprehensive gain of $3.5 million, or $0.15 per share, and core earnings (1) of $2.5 million, or $0.10 per share. The Company also reported a net book value of $4.85 per share at September 30, 2018.

"The third quarter of 2018 reflects positively on the execution of our new strategic direction of focusing on floating-rate commercial loans. During the quarter, the Company closed Hunt CRE 2018-FL2, Ltd., a $285 million commercial real estate Collateralized Loan Obligation, which financed 20 first lien floating-rate commercial real estate mortgage assets acquired from Hunt Finance Company, LLC, an affiliate of the Company's Manager. With this transaction completed, as of September 30, 2018 our portfolio was 98% comprised of floating-rate commercial real estate mortgage loans," noted CEO James Flynn.  Mr. Flynn continued, "While the Company continues to evaluate opportunities to monetize the 2% of our portfolio comprised of legacy Multi-family MBS and Residential MSRs, we have already significantly simplified the balance sheet and have reduced our total leverage to 3.5x as of September 30, 2018, from 16.9x as of December 31, 2017.  Our operating performance is responding positively, as comprehensive income per share has improved every quarter since Hunt took over as manager in the first quarter of 2018."

(1)	Core Earnings is a non-GAAP measure. Please refer to the reconciliation of the most comparable GAAP measure below.

Investment Portfolio and Capital Allocation

The following table summarizes certain characteristics of our investment portfolio and the related allocation of our equity capital on a non-GAAP combined basis as of September 30, 2018:

For the period ended September 30, 2018	Multi-Family MBS(1)(2)	Commercial Mortgage Loans	MSRs	Unrestricted Cash(3)	Total
Market Value	5,331,931	544,586,537	4,209,124	9,912,051	564,039,643
Collateralized loan obligations	-	(503,487,121)	-	-	(503,487,121)
Other(4)	4,071	17,920,855	-	(4,109,446)	13,815,480
Restricted Cash and Due to Broker	-	77,694,264	-	-	77,694,264
Equity Allocated	5,336,002	136,714,535	4,209,124	5,802,605	152,062,266

(1)	Information with respect to Multi-Family MBS and the resulting total is presented on a non-GAAP basis. On a GAAP basis, which excludes the impact of consolidation of the FREMF 2012-KF01 Trust, the fair value of our investments in Multi-Family MBS is eliminated on consolidation.
(2)	Includes the fair value of our net investments in the FREMF 2012-KF01 Trust.
(3)	Includes cash and cash equivalents.
(4)	Includes principal receivable, interest receivable, prepaid and other assets, interest payable, dividend payable and accrued expenses and other liabilities.

Dividends

The Company previously announced that, with effect from the third quarter of 2018, it would switch from paying dividends on its common stock on a monthly basis to a quarterly basis.  Accordingly, the Company announced on September 10, 2018, its third quarter common stock dividend of $0.06 per share of common stock, payable on October 15, 2018 to stockholders of record on September 28, 2018.

In accordance with the terms of the 8.75% Cumulative Redeemable Preferred Stock ("Series A Preferred Stock") of the Company, the board of directors also declared monthly cash dividend rates for the fourth quarter of 2018 of $0.1823 per share of Series A Preferred Stock:

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Fourth Quarter 2018 Series A Preferred Stock Dividends

Month	Dividend	Record Date	Payment Date

October 2018	$0.1823	October 15, 2018	October 26, 2018

November 2018	$0.1823	November 15, 2018	November 27, 2018

December 2018	$0.1823	December 17, 2018	December 27, 2018

Conference Call and Webcast Information

The Company will also host a conference call on Thursday, November 15, 2018, at 9:30 AM ET to provide a business update and discuss the financial results in the Third Quarter 2018 Report. The conference call may be accessed by dialing +1 (201) 689-8890, or US, Canada toll free (877) 485-3103 with passcode 13685029, or by live webcast, on a listen-only basis, which can be accessed through the URL:

https://event.webcasts.com/starthere.jsp?ei=1220155&tp_key=d6105655d8

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Financial Information

FIVE OAKS INVESTMENT CORP. AND SUBSIDIARIES
Consolidated Balance Sheets

	09/30/2018	12/31/2017
ASSETS	(unaudited)
Cash and cash equivalents	$9,912,051	$34,347,339
Restricted cash	77,694,265	11,275,263
Available-for-sale securities, at fair value (includes pledged securities of $0 and $1,295,225,428 for June 30, 2018 and December 31, 2017, respectively)	-	1,290,825,648.00
Commercial mortgage loans, held-for-investment, at amortized cost	544,586,537	-
Multi-family loans held in securitization trusts, at fair value	24,787,988	1,130,874,274
Residential loans held in securitization trusts, at fair value	-	119,756,455
Mortgage servicing rights, at fair value	4,209,124	2,963,861
Deferred offering costs	122,233	179,382
Accrued interest receivable	2,542,868	8,852,036
Investment related receivable	16,242,900	7,461,128
Derivative assets, at fair value	-	5,349,613
Other assets	713,762	656,117

Total assets	$680,811,728	$2,612,541,116

LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES:
Repurchase agreements:
Available-for-sale securities	$-	$1,234,522,000
Collateralized loan obligations net of discount of $2,716,862 and deferred financing cost of $3,977,017 for September 30, 2018)	503,487,121	-
Multi-family securitized debt obligations	19,462,838	1,109,204,743
Residential securitized debt obligations	-	114,418,318
Accrued interest payable	854,060	6,194,464
Dividends payable	1,450,609	39,132
Deferred income	397,203	222,518
Due to broker	-	1,123,463
Fees and expenses payable to Manager	3,001,338	752,000
Other accounts payable and accrued expenses	96,293	273,201

Total liabilities	$528,749,462	$2,466,749,839

COMMITMENTS AND CONTINGENCIES (NOTE 15)

STOCKHOLDERS' EQUITY:
Preferred Stock: par value $0.01 per share; 50,000,000 shares authorized, 8.75% Series A cumulative redeemable, $25 liquidation preference, 1,610,000 and 1,610,000 issued and outstanding at September 30, 2018 and December 31, 2017, respectively	37,156,972	37,156,972
Common Stock: par value $0.01 per share; 450,000,000 shares authorized, 23,687,664 and 22,143,758 shares issued and outstanding, at September 30, 2018 and December 31, 2017, respectively	236,787	221,393
Additional paid-in capital	231,296,687	224,048,169
Accumulated other comprehensive income (loss)	-	(12,617,794)
Cumulative distributions to stockholders	(112,438,915)	(104,650,235)
Accumulated earnings (deficit)	(4,189,265)	1,632,772

Total stockholders' equity	152,062,266	145,791,277

Total liabilities and stockholders' equity	$680,811,728	$2,612,541,116

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FIVE OAKS INVESTMENT CORP. AND SUBSIDIARIES
Condensed Consolidated Statements of Operations

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
Revenues:	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Interest income:
Available-for-sale securities	$-	$7,827,281	$10,748,966	$21,308,582
Residential mortgage loans held-for-sale	-	12,082	-	69,416
Commercial mortgage loans held-for-investment	9,365,400	-	15,259,400	-
Multi-family loans held in securitization trusts	336,824	13,473,913	20,540,942	40,992,241
Residential loans held in securitization trusts	-	1,249,966	2,102,352	3,903,924
Cash and cash equivalents	17,024	63,264	134,002	138,745
Interest expense:
Repurchase agreements - available-for-sale securities	-	(4,118,639)	(7,637,242)	(9,087,956)
Collateralized loan obligations	(4,366,632)	-	(7,255,799)	-
Multi-family securitized debt obligations	(237,980)	(12,766,808)	(19,404,532)	(38,866,888)
Residential securitized debt obligations	-	(995,293)	(1,685,971)	(3,100,616)
Net interest income	5,114,636	4,745,766	12,802,118	15,357,448
Other income:
Realized gain (loss) on sale of investments, net	(13,617)	(5,148,445)	(33,358,905)	(14,616,997)
Change in unrealized gain (loss) on fair value option securities	-	-	-	9,448,270
Realized gain (loss) on derivative contracts, net	-	(1,636,725)	25,984,870	2,049,400
Change in unrealized gain (loss) on derivative contracts, net	-	307,263	(5,349,613)	(8,583,100)
Realized gain (loss) on mortgage loans held-for-sale, net	-	(221,197)	-	(221,620)
Change in unrealized gain (loss) on mortgage loans held-for-sale	-	28,794	-	17,727
Change in unrealized gain (loss) on mortgage servicing rights	103,512	(102,945)	1,245,264	(457,720)
Change in unrealized gain (loss) on multi-family loans held in securitization trusts	957,549	694,730	(5,861,373)	2,797,566
Change in unrealized gain (loss) on residential loans held in securitization trusts	-	(155,252)	5,650,199	(773,674)
Other interest expense	-	-	-	(152,322)
Servicing income	285,745	276,211	702,127	721,468
Other income	27,942	8,369	88,434	33,275
Total other income (loss)	1,361,131	(5,949,197)	(10,898,997)	(9,737,727)
Expenses:
Management fee	586,926	573,412	1,767,252	1,670,804
General and administrative expenses	796,600	1,288,978	3,148,945	4,120,807
Operating expenses reimbursable to Manager	548,132	915,452	1,865,057	3,086,304
Other operating expenses	136,400	225,502	742,059	770,189
Compensation expense	54,683	49,562	201,845	155,384
Total expenses	2,122,741	3,052,906	7,725,158	9,803,488
Net income (loss)	4,353,026	(4,256,337)	(5,822,037)	(4,183,767)
Dividends to preferred stockholders	(880,509)	(880,509)	(2,631,744)	(2,631,744)
Net income (loss) attributable to common stockholders	$3,472,517	$(5,136,846)	$(8,453,781)	$(6,815,511)
Earnings (loss) per share:
Net income (loss) attributable to common stockholders (basic and diluted)	$3,472,517	$(5,136,846)	$(8,453,781)	$(6,815,511)
Weighted average number of shares of common stock outstanding	23,687,273	22,139,258	23,588,688	19,342,188
Basic and diluted income (loss) per share	$0.15	$(0.23)	$(0.36)	$(0.35)
Dividends declared per weighted average share of common stock	$0.06	$0.15	$0.22	$0.45

Non-GAAP Financial Measures

For financial statement reporting purposes, GAAP requires us to consolidate the assets and liabilities of the FREMF 2012-KF01 Trust.  However, our maximum exposure to loss from consolidation of the trusts is limited to the fair value of our net investment therein. We therefore have also presented certain information as of September 30, 2018, and June 30, 2018, that includes our net investments in the consolidated trust. This information as well as core earnings, economic return and comparative expenses constitute non-GAAP financial measures within the meaning of Item 10(e) of Regulation S-K, as promulgated by the SEC. While we believe the non-GAAP information included in this press release provides supplemental information to assist investors in analyzing our remaining agency multifamily MBS position and Non-Agency RMBS, and to assist investors in comparing our results with other peer issuers, these measures are not in accordance with GAAP, and they should not be considered a substitute for, or superior to, our financial information calculated in accordance with GAAP. Our GAAP financial results and the reconciliations from these results should be carefully evaluated.

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GAAP to Core Earnings Reconciliation	Three months Ended	Three months Ended
	September 30, 2018	June 30, 2018
Reconciliation of GAAP to non-GAAP Information
Net Income (loss) attributable to common shareholders	$3,472,517	$(22,360,401)
Adjustments for non-core earnings
Realized (Gain) Loss on sale of investments, net	$13,617	$30,497,281
Realized (Gain) Loss on derivative contracts, net	$-	$(23,192,076)
Unrealized (Gain) Loss on derivative contracts, net	$-	$18,132,701
Unrealized (Gain) Loss on mortgage servicing rights	$(103,512)	$(1,084,063)
Unrealized (Gain) Loss on multi-family loans held in securitization trusts	$(957,549)	$5,463,148
Unrealized (Gain) Loss on residentail loans held in securitization trusts	$-	$(5,905,602)
Subtotal	$(1,047,444)	$23,911,389

Other Adjustments
Recognized compensation expense related to restricted common stock	$8,733	$4,857
Adjustment for consolidated securities	$39,551	$493,498
Adjustment for one-time charges	$-	$-
Subtotal	$48,284	$498,355

Core Earnings	$2,473,357	$2,049,343

Weighted average shares outstanding - Basic and Diluted	23,687,273	23,683,164
Core Earnings per weighted share outstanding - Basic and Diluted	$0.10	$0.09

Additional Information

As of September 30, 2018, we have determined that we were the primary beneficiary of one Multi-Family MBS securitization trust, FREMF 2012-KF01 Trust. As a result, we are required to consolidate the trusts' underlying multi-family loans together with their liabilities, income and expenses in our consolidated financial statements. We have elected the fair value option on the assets and liabilities held within the trust, which requires that changes in valuation in the assets and liabilities of this trust be reflected in our consolidated statements of operations.

A reconciliation of our net capital investment in multi-family investments to our financial statements as of September 30, 2018, is set forth below:

Multi-Family Loans held in Securitization Trusts, at fair value(1)	$24,898,204
Multi-Family Securitized Debt Obligations (non-recourse)(2)	$(19,566,273)
Net Carrying Value	$5,331,931
Cash and Other	$4,071
Net Capital in Multi-Family	$5,336,002

(1)	Includes interest receivable
(2)	Includes interest payable

Hunt Companies Finance Trust

Hunt Companies Finance Trust is a real estate investment trust ("REIT") focused with its subsidiaries on investing in, financing and managing transitional multi-family and commercial real estate loans, securities backed by multi-family mortgage loans or multi-family mortgage-backed securities ("Multi-Family MBS"), and other mortgage related investment including mortgage servicing rights. The Company's objective is to deliver attractive cash flow returns over time to its investors.

Hunt Companies Finance Trust is externally managed and advised by Hunt Investment Management, LLC  For additional information about Hunt Investment Management, LLC, please see its form ADV and brochure (Part 2A of Form ADV) available at https://www.adviserinfo.sec.gov.

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Additional Information and Where to Find It

Investors, security holders and other interested persons may find additional information regarding the Company at the SEC's Internet site at http://www.sec.gov/ or the Company website www.huntcompaniesfinancetrust.com or by directing requests to: Hunt Companies Finance Trust, 230 Park Avenue, 19th Floor, New York, NY 10169, Attention: Investor Relations.

Forward-Looking Statements

Certain statements included in this press release and any related webcast / conference call, may constitute forward-looking statements intended to qualify for the safe harbor contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act, as amended. Forward-looking statements are subject to risks and uncertainties. These forward-looking statements include information about possible or assumed future results of our business, financial condition, liquidity, results of operations, plans and objectives. You can identify forward-looking statements by use of words such as "believe," "expect," "anticipate," "estimate," "plan," "continue," "intend," "should," "may," "will," "seek," "would," "could," or similar expressions or other comparable terms, or by discussions of strategy, plans or intentions. Statements regarding the following subjects, among others, may be forward-looking: the return on equity; the yield on investments; the ability to borrow to finance assets; and risks associated with investing in real estate assets, including changes in business conditions and the general economy. Forward-looking statements are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us on the date of this press release. Actual results may differ from expectations, estimates and projections. Readers are cautioned not to place undue reliance on forward-looking statements in this press release and/or any related webcast / conference call and should consider carefully the factors described in Part I, Item IA "Risk Factors" in our annual report on Form 10-K/A for the year ended December 31, 2017, and the risk factor described in Part II, Item 1A "Risk Factors" in our quarterly report on Form 10-Q/A for the fiscal quarter ended June 30, 2018, as such factors may be updated from time to time in our periodic filings with the Securities and Exchange Commission ("SEC"), when evaluating these forward-looking statements. Forward-looking statements are subject to substantial risks and uncertainties, many of which are difficult to predict and are generally beyond our control. Additional information concerning these and other risk factors are contained in our 2017 10-K/A which is available on the Securities and Exchange Commission's website at www.sec.gov. Except as required by applicable law, we disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

CONTACT: Evan N. Abrams, Senior Vice President, Hunt Companies Finance Trust, (212) 588 2166

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